EXHIBIT 10.12


                           Yukon Gold Corporation, Inc
                                     [LOGO]
               55 York Street, Suite 401, Toronto, Ontario M5J 1R7

Telephone (416) 865-9790 Facsimile (416) 865-1250
-------------------------------------------------
U.S. Toll Free 1-800-295-0671
-----------------------------


August 17, 2006

To the Members of the Hinton Syndicate

Richard Ewing
Box 111
Mayo, Yukon M0B 1M0        Fax: 867-996-2927

James B. Smith
2726 Mara Drive
Coquitlam, BC V3C 5R9      Email: laxey@shaw.ca

Robert Wagner
Site 1, Box 7
Keno City, Yukon Y0B 1J0   Fax: 867-996-2927

J. Malcolm Slack
5920 Winston Churchill Blvd.
RR#1
Erin, ON  NOB ITO          Fax: 519-833-7515

Gentlemen:

      We are writing to confirm our agreement today regarding deferral of certain work program expenses required to be incurred under our Agreement between Yukon Gold Corporation, Inc. ("Yukon Gold"), Yukon Gold Corp. ("YGC"), and the Hinton Syndicate made as of July of 2002 and amended as of July 7, 2005 (the "Agreement").

      The Agreement calls for work program expenses totaling CDN$750,000 to be incurred by December 31, 2006. To date, YGC has incurred between CDN$300,000 and $350,000 in such work program expenses. We will know the exact number in a few weeks. We have agreed that the balance of the funds to be incurred (approximately CDN$350,000 to CDN $400,000) may be incurred before December 31, 2007 without default under the Agreement. Funds currently held in our dedicated Mount Hinton bank account will be withdrawn and replaced to meet work program expenditures next year.

      We further agree that Yukon Gold will not have earned a 25% interest in the mineral claims of the Hinton Syndicate (as provided in Section 2.2 of the Agreement) until the work program expenditures that we have agreed to defer have been incurred and CDN$1,500,000 in work program expenditures have been incurred.

      Please evidence your agreement in the space below. We appreciate your cooperation.


                                    Sincerely,

                                    YUKON GOLD CORPORATION, INC.


                                    By:  /s/ Howard Barth
                                         ---------------------------------------
                                             Howard Barth
                                             President and CEO


                                    By:   /s/ Ken Hill
                                         ---------------------------------------
                                              Ken Hill
                                              Vice- President, Mining Operations

AGREED:

HINTON SYNDICATE


By: /s/ Richard Ewing
    -----------------------
        Richard Ewing


By:  /s/ James Smith
    -----------------------
         James Smith


By: /s/ Robert Wagner
    -----------------------
         Robert Wagner


By:  /s/ Malcolm Slack
    -----------------------
         Malcolm Slack


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